UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Registrant hereby amends its Current Report on Form 8-K previously filed on December 20, 2010, as previously amended on December 22, 2010 (the “Original 8-K”) solely to provide unaudited interim financial statements of (i) ColFin FRB Investor, LLC for the six months ended June 30, 2010, presented as Exhibit 99.5, and (ii) First Republic Bank for the six months ended June 30, 2010 and 2009, presented as Exhibit 99.6 to this Amendment No. 2 to Form 8-K. The Registrant is hereby setting forth the complete text of Item 9.01 of the Original 8-K, as well as all exhibits thereto. Other than as set forth in this Explanatory Note, this Form 8-K/A does not amend any other items in the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

The financial statements of First Republic Bank and ColFin FRB Investor, LLC, which are required to be filed in connection with the acquisition described in Item 2.01, are attached to this report as Exhibits 99.1, 99.2, 99.3, 99.5 and 99.6.

(b)(1) Pro Forma Financial Information.

The unaudited pro forma financial information required to be filed in connection with the acquisition and disposition described in Item 2.01 is attached to this report as Exhibit 99.4.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of PricewaterhouseCoopers LLP

23.3	Consent of KPMG LLP

99.1	Financial statements of ColFin FRB Investor, LLC for the nine months ended September 30, 2010 (unaudited) and the period from October 16, 2009 (inception) to December 31, 2009

99.2	Financial statements for First Republic Bank as of September 30, 2010 and for the three months ended September 30, 2010, six months ended June 30, 2010 and three and nine months ended September 30, 2009 (unaudited)

99.3	Financial statements for First Republic Bank for the years ended December 31, 2009, December 26, 2008 and December 28, 2007

99.4	Pro forma consolidated balance sheet of Colony Financial, Inc. as of September 30, 2010 and pro forma consolidated statements of operations for the nine months ended September 30, 2010 and for the period from June 23, 2009 (Date of Inception) to December 31, 2009 (unaudited)

99.5	Financial statements of ColFin FRB Investor, LLC for the six months ended June 30, 2010 (unaudited) and the period from October 16, 2009 (inception) to December 31, 2009

99.6	Financial statements for First Republic Bank as of June 30, 2010 and for the three and six months ended June 30, 2010 and June 30, 2009 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2011	COLONY FINANCIAL, INC.

	By:	/s/ Ronald M. Sanders
Ronald M. Sanders
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of PricewaterhouseCoopers LLP

23.3	Consent of KPMG LLP

99.1	Financial statements of ColFin FRB Investor, LLC for the nine months ended September 30, 2010 (unaudited) and the period from October 16, 2009 (inception) to December 31, 2009

99.2	Financial statements for First Republic Bank as of September 30, 2010 and for the three months ended September 30, 2010, six months ended June 30, 2010 and three and nine months ended September 30, 2009 (unaudited)

99.3	Financial statements for First Republic Bank for the years ended December 31, 2009, December 26, 2008 and December 28, 2007

99.4	Pro forma consolidated balance sheet of Colony Financial, Inc. as of September 30, 2010 and pro forma consolidated statements of operations for the nine months ended September 30, 2010 and for the period from June 23, 2009 (Date of Inception) to December 31, 2009 (unaudited)

99.5	Financial statements of ColFin FRB Investor, LLC for the six months ended June 30, 2010 (unaudited) and the period from October 16, 2009 (inception) to December 31, 2009

99.6	Financial statements for First Republic Bank as of June 30, 2010 and for the three and six months ended June 30, 2010 and June 30, 2009 (unaudited)